SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               November 24, 1997
                            (Earliest Event Reported)



                            Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                     1-10312                        58-1134883
(State of                    (Commission File               (IRS Employer
  Incorporation)                Number)                      Identification
                                                             Number)


                 901 Front Avenue, Suite 301, Columbus, Georgia
                      31901 (Address of principal executive
                                    offices)


                                 (706) 649-2267
                         (Registrant's Telephone Number)



          (Former name or former address, if changed since last report)






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Item 5.           Other Events.

         On November 24, 1997, Synovus Financial Corp. ("Registrant") was notified by Standard & Poor's that Registrant will replace Solomon Inc. in the S&P 500 Index after the completion of Solomon's pending acquisition by S&P 500 component Travelers Group Inc. Registrant will be added to the S&P 500 Banks (Major Regional) industry group.


                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SYNOVUS FINANCIAL CORP.
                                              ("Registrant")


Dated:    November 25, 1997                   By:/s/ Kathleen Moates
          -----------------                      --------------------------
                                                       Kathleen Moates
                                                       Senior Vice President









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